UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 6, 2005
                                (Date of Report)


                           NORTH SHORE CAPITAL IV INC.
             (Exact name of registrant as specified in its charter)


     COLORADO                        000-30383                    54-1964054
(State or other jurisdiction        (Commission                 (IRS Employer
  of incorporation)                 File Number)             Identification No.)

                              2208 PERSHING AVENUE
                           SHEBOYGAN, WISCONSIN 53083
                    (Address of principal executive offices)


                                  920-207-7772
              (Registrant's telephone number, including area code)


                            203 YOAKUM PARKWAY # 916
                           ALEXANDRIA, VIRGINIA 22304
         (Former name or former address, if changed since last report.)

This is Amendment No.3 to the Current Report on Form 8-K dated December 17, 2004 and filed with the Securities and Exchange Commission on December 21, 2004 (the "Original Filing") and amended in its entirety on February 22, 2005 and April 15, 2005, for the purpose of filing financial statements and pro forma financial information. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial information

              Gridline Communications Corp. Financial Statements for the year ended December 31, 2004 with independent auditors report (including Balance Sheets, Statement of Operations, Statements of Stockholders' Equity, Statement of Cash Flows, and Notes to Financial Statements for the period July 2, 2004 (date of inception) through December 31, 2004) (filed as Exhibit 99.1 hereto).

          (b) Pro forma financial information

              Unaudited Pro Forma Consolidated Financial Statements of Gridline Communications Corp. (including Unaudited Pro Forma Consolidated Balance Sheet) as of April 30, 2005 (filed as Exhibit 99.2 hereto).


          (c) Exhibits

              Exhibit 23.1 Consent of R.E. Bassied & Co., Certified Public Accountants, dated May 23, 2005.


              Exhibit 99.1  Gridline Communications Corp. Financial
                            Statements for the year ended December 31, 2004 with independent auditors report (including Balance Sheets, Statement of Operations, Statements of Stockholders' Equity, Statement of Cash Flows, and Notes to Financial Statements).

              Exhibit 99.2 Unaudited Pro Forma Consolidated Financial Statements of Gridline Communications Corp. (including Unaudited Pro Forma Consolidated Balance Sheet as of April 30, 2005).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  JUNE 6, 2005

                           NORTH SHORE CAPITAL IV INC,



                                 By:  /s/ Gerard Werner
                                     ---------------------------------
                                 Name:  Gerard Werner
                                 Title: President and Chief Executive Officer